SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 28, 2018

USA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	23‑2679963

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Deerfield Lane, Suite 300
Malvern, Pennsylvania 19355
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 610-989-0340

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 28, 2018, USA Technologies, Inc. (the “Company”), entered into a letter agreement (the “Consent Agreement”) relating to the Company’s existing Credit Agreement dated November 9, 2017 (“Credit Agreement”) by and among the Company, as the borrower, its subsidiaries, as guarantors, and JPMorgan Chase Bank, N.A., as the lender and administrative agent for the lender (the “Lender”). The Consent Agreement extends the time period for delivery to the Lender of (i) the Company’s audited financial statements for the fiscal year ended June 30, 2018, and the related compliance certificate required pursuant to the Credit Agreement, to November 15, 2018; and (ii) the plan and forecast of the Company required pursuant to the Credit Agreement to October 15, 2018. The foregoing description of the Consent Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consent Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

On October 1, 2018, the Company issued a press release announcing, among other things, that it was not in a position to file its Form 10-K within the 15 calendar day extention provided by the Form 12b-25 filed by the Company on September 13, 2018 with the Securities and Exchange Commission. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 8.01 in this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits

Exhibit 10.1	Consent Agreement by and among the Company, its subsidiaries, and JPMorgan Chase Bank, N.A., dated September 28, 2018

Exhibit 99.1	Press Release of the Company dated October 1, 2018

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

Dated: October 1, 2018	By:	/s/ Stephen P. Herbert
Stephen P. Herbert,
Chairman and Chief Executive Officer